                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [X] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [ ] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        KEMPER INTERNATIONAL BOND FUND
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              (Name of Registrant as Specified in Its Charter)



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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


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    (2) Aggregate number of securities to which transaction applies:


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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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    (4) Proposed maximum aggregate value of transaction:


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    (5) Total fee paid:


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    [ ] Fee paid previously with preliminary materials.

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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                                                                    October 1997

Kemper

Important News

                                 for Kemper International Bond Fund Shareholders

WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT, HERE IS A BRIEF OVERVIEW OF MAJOR MATTERS TO BE VOTED UPON.

================================================================================

                                      Q&A
                             QUESTIONS AND ANSWERS

Q WHAT IS HAPPENING?

A Zurich Insurance Company, the parent of your Fund's investment manager (Zurich Kemper Investments, Inc. or "ZKI") has entered into an agreement with Scudder, Stevens & Clark, Inc. ("Scudder") whereby Zurich will acquire approximately 70% of Scudder. Upon completion of the transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI") and ZKI will be combined with SKI. Because of the transaction, it is necessary for your Fund to approve a new investment management agreement.

The following pages elaborate on Scudder, the proposed new investment management agreement and the Fund Board's evaluation of Zurich and Scudder. A vote is also being sought upon the election of Board members, the selection of independent auditors, and a change in investment policies to permit a master/feeder fund structure in the future.

Q WHAT IS SCUDDER?

A Scudder is one of America's oldest and largest investment management firms. It manages assets invested in equities, fixed income and money market instruments in both developed and emerging markets. Scudder provides investment services for open-end and closed-end funds, and private and institutional clients.

Q WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT?

A The Investment Company Act of 1940 requires a vote whenever there is a change in control of an investment manager. The Zurich/Scudder transaction is such a change of control and requires a fund shareholder vote upon a new investment management agreement.

Q HOW WILL THE ZURICH/SCUDDER TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A Your Fund and your Fund investment will not change. You will still own the same shares in the same Fund. If the new investment

    KEMPER LOGO
management agreement is approved, your Fund shares will not change and the advisory fee rates for your Fund will not change.

Zurich and Scudder have committed to provide all resources necessary to provide your Fund with top quality investment management and shareholder services.

Q WILL THE INVESTMENT ADVISORY FEE RATES BE THE SAME?

A Yes, the investment advisory fee rates for your Fund will remain the same.

Q WILL THE BRAND IDENTITY OF THE KEMPER FUNDS SURVIVE?

A Zurich and Scudder intend to maintain the distinct brand identity of the Kemper Funds. They are also committed to strengthening and enhancing the Kemper Funds brand and distribution channels, while maintaining its separate brand identity.

Q WHAT IS A MASTER/FEEDER FUND?

A Rather than investing directly in a portfolio of securities, a feeder fund is authorized to pool its assets with other mutual funds for investment in a master fund. A purpose of a master/feeder fund structure is to achieve operational efficiencies.

Q HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?

A After careful consideration, the board members of your Fund, including all of the independent members, recommend that you vote "For" all the items on the enclosed proxy card.

Q WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND THIS PROXY SOLICITATION?

A ZKI--not your Fund--is paying all costs of the Funds' shareholder meeting and proxy solicitation.

Q WHOM DO I CALL FOR MORE INFORMATION?

A Please call Shareholder Services at (800) 537-1988.


                              ABOUT THE PROXY CARD

 [PROXY CARD SAMPLE]  Because the Fund must vote separately, you are being sent a proxy card for the Fund account that you have. Please vote all issues shown on each proxy card that you receive.

 Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each proxy card. On Item 1 (election of trustees), mark-- For All, Withhold All or For All Except. If you mark an X in the For All Except box, you should print the number(s) relating to the individual(s) for whom you wish to withhold authority. On all other Items, mark--For, Against or Abstain. Then sign, date and return each of your proxy cards in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the proxy card, must sign the proxy card. If you are signing for a corporation, trust or estate, please indicate your title or position.

 We appreciate your continuing support and look forward to serving your future investment needs.

 THANK YOU FOR MAILING YOUR
 PROXY CARD PROMPTLY!

KEMPER INTERNATIONAL BOND FUND
222 South Riverside Plaza  Chicago, Illinois 60606
Telephone 1-800-621-1048

                                                                          , 1997

Dear Kemper International Bond Fund Shareholder:

As you read in the Questions and Answers (Q & A) on the outside cover, Zurich Insurance Company ("Zurich") has entered into an agreement with Scudder, Stevens & Clark, Inc. ("Scudder") pursuant to which Zurich will acquire approximately 70% of Scudder. Upon completion of the transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI"), and your Fund's investment manager (Zurich Kemper Investments, Inc. or "ZKI") will be combined with SKI. Because of the transaction, it is necessary for your Fund to approve a new investment management agreement.

If the new investment management agreement is approved, YOUR FUND SHARES WILL NOT CHANGE AND THE ADVISORY FEE RATES FOR YOUR FUND WILL NOT CHANGE. FURTHER, YOU SHOULD CONTINUE TO RECEIVE THE HIGH QUALITY INVESTMENT MANAGEMENT AND SHAREHOLDER SERVICES THAT YOU HAVE COME TO EXPECT OVER THE YEARS.

Your Fund Board has unanimously approved the proposals and recommends them for your approval. I encourage you to vote in favor of the proposals.

As always, we thank you for your confidence and support.

Sincerely,

/s/ Stephen B. Timbers
Stephen B. Timbers
President                                                            KEMPER LOGO

KEMPER INTERNATIONAL BOND FUND
222 South Riverside Plaza  Chicago, Illinois 60606
Telephone 1-800-621-1048

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 3, 1997 AND PROXY STATEMENT

                                                                          , 1997

To the Shareholders:

You are invited to attend a special meeting of shareholders of Kemper International Bond Fund (the "Fund"). The meeting will be held in the Presentation Room on the 32nd Floor at the offices of the Fund, 222 South Riverside Plaza, Chicago, Illinois on Wednesday, December 3, 1997 at 2:30 p.m., Chicago time, for the following purposes and to transact such other business as may properly come before the meeting or any adjournment of the meeting:

1. To elect eight (8) Trustees to the Board of Trustees.

2. To ratify or reject the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

3. To approve or disapprove a new investment management agreement with Scudder Kemper Investments, Inc. ("SKI") (or with Zurich Kemper Investments, Inc. ("ZKI") transferable to SKI).

4. To approve or disapprove a new sub-advisory agreement with Zurich Investment Management Limited ("ZIML") (including approval of a subsequent assignment).

5. To approve or disapprove changes in the Fund's fundamental investment policies to permit a master/feeder fund structure.

The Board of Trustees of the Fund has selected the close of business on September 22, 1997 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held.

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PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.
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The accompanying proxy is solicited by the Board of Trustees (the "Board") of the Fund for voting at the special meeting of shareholders of the Fund to be held on Wednesday, December 3, 1997, and at any and all adjournments thereof (the "Meeting"). This proxy statement was first mailed to shareholders on or
about             , 1997.

The shareholders of the Fund are being asked to vote on five items: Item 1 (election of trustees); Item 2 (ratification of selection of auditors); Item 3 (approval of the new investment management agreement); Item 4 (approval of new sub-advisory agreement with ZIML); and Item 5 (approval of changes in fundamental investment policies to permit master/feeder fund structure). The Board recommends an affirmative vote on all items. The vote required to approve each item is described under the section of this proxy statement entitled "Miscellaneous."

The Board of the Fund has fixed the close of business on September 22, 1997 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. As of September 22, 1997, the Fund had shares outstanding.

INTRODUCTION

On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich will become the majority stockholder in Scudder with an approximately 70% interest, and ZKI will become a wholly-owned subsidiary of, or be combined with, Scudder ("Transaction"). Upon completion of the Transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI"). Scudder, a New York-based investment adviser and the investment manager for the Scudder and AARP Funds, has approximately $125 billion under management. ZKI, a Chicago-based investment adviser and the investment manager for the Kemper Funds, and its affiliates have approximately $85 billion under management. The headquarters of SKI will be in New York. Edmond D. Villani, Scudder's Chief Executive Officer, will continue as Chief Executive Officer of SKI and will become a member of Zurich's Corporate Executive Board. Some of the terms of the Transaction are also set forth in a form of second amended and restated Security Holders Agreement ("New SHA") to be entered into among the beneficial owners of the capital stock of Scudder, the Scudder Representatives, Scudder, Zurich, ZKIH and the Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust.

Consummation of the Transaction would constitute an "assignment," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of the Fund's current investment management agreement with ZKI. As required by the 1940 Act, each current investment management agreement provides for its automatic termination in the event of its assignment. Accordingly, as discussed further below, a new investment management agreement between the Fund and SKI is being proposed for approval by shareholders of the Fund.

DESCRIPTION OF THE TRANSACTION.

Under the Transaction Agreement, Zurich will pay $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and will contribute ZKI to Scudder for additional shares, following which Zurich will have a 79.1% fully diluted equity interest in the combined business. Zurich will then transfer a 9.6% fully diluted equity interest in SKI to a defined contribution plan for the benefit of Scudder and ZKI employees, as well as cash and warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. After giving effect to the Transaction, current Scudder stockholders will have a 29.6% fully diluted equity interest in SKI and Zurich will have a 69.5% fully diluted interest in SKI. Scudder's name will be changed to Scudder Kemper Investments, Inc.

The purchase price for Scudder or for ZKI in the Transaction is subject to adjustment based on the effect on revenues of non-consenting clients, and will be reduced if the annualized investment management fee revenues (excluding the effect of market changes, but taking into account new assets under management) from clients at the time of closing, as a percentage of such revenues as of June 30, 1997 (the "Revenue Run Rate Percentage"), is less than 90%.

At the closing, Zurich and the other stockholders of SKI will enter into the New SHA. Under the New SHA, Scudder stockholders will be entitled to designate three of the seven members of the SKI board and two of the four members of an Executive Committee, which will be the primary management-level committee of SKI. Zurich will be entitled to designate the other four members of the SKI board and the other two members of the Executive Committee.

The names, addresses and principal occupations of the initial Scudder-designated directors of SKI are as follows: LYNN S. BIRDSONG, 345 Park Avenue, New York, New York, Managing Director of Scudder; CORNELIA M. SMALL, 345 Park Avenue, New York, New York, Managing Director of Scudder; and EDMOND D. VILLANI, 345 Park Avenue, New York, New York, President, Chief Executive Officer and Managing Director of Scudder.

The names, addresses and principal occupations of the initial Zurich-designated directors of SKI are as follows: LAWRENCE W. CHENG, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the corporate functions of Securities and Real Estate for Zurich and a member of the Corporate Executive Board of Zurich; STEVEN M. GLUCKSTERN, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; ROLF HUEPPI, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and MARKUS ROHRBASSER, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and a member of the Corporate Executive Board of Zurich.

The initial Scudder-designated Executive Committee members will be Messrs. Birdsong and Villani (Chairman). The initial Zurich-designated Executive Committee members will be Messrs. Cheng and Rohrbasser.

The New SHA requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of SKI, effecting a public offering before April 15, 2005, causing SKI to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making changes in SKI's capital structure, dissolving or liquidating SKI, or entering into certain affiliated transactions with Zurich. The New SHA also provides for various put and call rights with respect to SKI stock held by current Scudder employees, limitations on Zurich's ability to purchase other asset management companies outside of SKI, rights of Zurich to repurchase SKI stock upon termination of employment of SKI personnel, and registration rights for stock held by continuing Scudder stockholders.

The Transaction is subject to a number of conditions, including approval by Scudder stockholders; the Revenue Run Rate Percentages of Scudder and ZKI being at least 75% ; Scudder and ZKI having obtained director and stockholder approvals from U.S.-registered funds representing 90% of the assets of such funds under management as of June 30, 1997; the absence of any restraining order or injunction preventing the Transaction, or any litigation challenging the Transaction that is reasonably likely to result in an injunction or invalidation of the Transaction; and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transaction is expected to close during the fourth quarter of 1997.

Subsequent to the execution of the Transaction Agreement, Zurich agreed to cause ownership of Zurich Investment Management Limited ("ZIML") to be transferred by Zurich (or a direct or indirect wholly-owned subsidiary of Zurich) to SKI (or a direct or indirect wholly-owned subsidiary of SKI). ZIML is a sub-adviser for the Fund. While the amount of consideration payable to Zurich for ZIML has not yet been finally agreed upon, it is expected that such consideration would in no event exceed $50 million, payable in cash or shares of SKI stock or some combination thereof at the closing of the Transaction or over some period of time after the closing of the Transaction. Following the transfer, which is expected to take place at the same time as the closing of the Transaction, ZIML's board of directors would comprise representatives of Scudder and Zurich. The capital stock of ZIML initially may be transferred to one or more wholly-owned subsidiaries of Zurich, but ultimately will be transferred to SKI or one of its wholly-owned subsidiaries (the "ZIML Transaction"). The ZIML Transaction will result in an assignment of the sub-advisory agreement under the 1940 Act.

ITEM 1. ELECTION OF TRUSTEES

At the Meeting, eight (8) trustees are to be elected to constitute the Board of the Fund. All the nominees, except Messrs. Daniel Pierce and Edmond Villani, were elected to the Board of the Fund at a special meeting of shareholders held on September 19, 1995.

It is intended that the proxies will be voted for the election of the nominees described below. The nominees, if elected, will take office upon consummation of the Transaction and their election and qualification is contingent upon consummation of the Transaction. The term of each person elected as a trustee will be from the date of the consummation of the Transaction until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns or is removed as provided in the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"). If the Transaction is not consummated, the current trustees of the Fund will continue to serve as the Fund's Board (which are those identified as such below, along with Mr. Stephen
B. Timbers, the president and chief executive officer of ZKI). Since the Fund does not hold annual meetings, trustees will hold office for an indeterminate period.

All the nominees listed below have consented to serve as trustees of the Fund, if elected. In case any nominee shall be unable or shall fail to act as a trustee by virtue of an unexpected occurrence, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

        NAME (DATE OF BIRTH), PRINCIPAL             YEAR FIRST BECAME
          OCCUPATION AND AFFILIATIONS                A BOARD MEMBER
        -------------------------------             -----------------
James B. Akins (10/15/26)                               1995
Consultant on International, Political and
Economic Affairs; formerly, a career United
States Foreign Service Officer; Energy Adviser
for the White House; United States Ambassador to
Saudi Arabia.

Arthur R. Gottschalk (02/13/25)                         1994
Retired; formerly, President, Illinois
Manufacturers Association; Trustee, Illinois
Masonic Medical Center; Member, Board of
Governors, Heartland Institute/ Illinois;
formerly, Illinois State Senator; formerly, Vice
President, The Reuben H. Donnelly Corp.
Frederick T. Kelsey (04/25/27)                          1994
Retired; formerly, consultant to Goldman, Sachs
& Co.; formerly, President, Treasurer and
Trustee of Institutional Liquid Assets and its
affiliated mutual funds; Trustee of the
Benchmark Funds and the Pilot Funds.
*Daniel Pierce (03/18/34)                             Nominee
Chairman of the Board and Managing Director,
Scudder; Director, Fiduciary Trust Company;
Director, Fiduciary Company Incorporated; Board
member of 14 investment companies advised by
Scudder.
Fred B. Renwick (02/01/30)                              1995
Professor of Finance, New York University, Stern
School of Business; Director, TIFF Investment
Program, Inc.; Director, the Wartburg Home
Foundation; Chairman, Investment Committee of
Morehouse College Board of Trustees; Chairman,
American Bible Society Investment Committee;
formerly, member of the Investment Committee of
Atlanta University Board of Trustees; formerly,
Director of Board of Pensions Evangelical
Lutheran Church of America.
John B. Tingleff (05/04/35)                             1994
Retired; formerly, President, Tingleff &
Associates (management consulting firm);
formerly, Senior Vice President, Continental
Illinois National Bank & Trust Company.

        NAME (DATE OF BIRTH), PRINCIPAL             YEAR FIRST BECAME
          OCCUPATION AND AFFILIATIONS                A BOARD MEMBER
        -------------------------------             -----------------
*Edmond D. Villani (03/04/47)                         Nominee
President, Chief Executive Officer and Managing
Director, Scudder.
John G. Weithers (08/08/33)                             1994
Retired; formerly, Chairman of the Board and
Chief Executive Officer, Chicago Stock Exchange;
Director, Federal Life Insurance Company;
President of the Members of the Corporation and
Trustee, DePaul University; Director, Systems
Imagineering, Inc.

---------------
* Interested persons of Scudder as defined in the Investment Company Act of 1940.

All the nominees, except Messrs. Pierce and Villani, serve as board members of 13 Kemper Funds. Mr. Pierce and Mr. Villani have each been nominated to serve as a board member of 39 Kemper Funds. A "Kemper Fund" is an investment company for which ZKI or its affiliates serve as investment manager.

Each Board has an audit and nominating committee that is composed of Messrs. Akins, Gottschalk, Kelsey, Renwick, Tingleff and Weithers. The committee met times during the fiscal year ended December 31, 1996. The committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, seeks and reviews nominees for Board membership and performs such other tasks as the Board assigns. The committee proposed the nominees for election by the shareholders. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendations to the secretary of the Fund.

The Fund pays Board members who are not "interested persons" of the Fund an annual retainer fee, plus expenses, and an attendance fee for each Fund Board meeting and committee meeting attended. As reflected above, the Board members currently serve as board members of various investment companies for which ZKI or an affiliate serves as investment manager. Board members or officers who are "interested persons" receive no compensation from the Fund. The Board met times during the fiscal year ended December 31, 1996. Each then current Board member attended 75% or more of the respective meetings of the Board and the audit and nominating committee (if then a member thereof) held during the fiscal year ended December 31, 1996.

The table below shows, for each trustee entitled to receive compensation from the Fund, the aggregate compensation paid or accrued during the

Fund's fiscal year ended December 31, 1996 and the total compensation that the Kemper Funds paid or accrued during calendar year 1996.

                                       Aggregate
                                      Compensation    Total Compensation
                                        from the         Kemper Funds
         Name of Trustee                  Fund        Paid to Trustees(2)
         ---------------              ------------    -------------------
James E. Akins....................       $2,000             $ 94,300
Arthur R. Gottschalk(1)...........        2,100              102,700
Frederick T. Kelsey(1)............        2,200              106,800
Fred B. Renwick...................        2,000               94,300
John B. Tingleff..................        2,000               94,300
John G. Weithers..................        2,000               94,300

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(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with the Funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds -- Zurich Money Market Fund.

(2) Includes compensation for service on the boards of 13 Kemper Funds with 36 fund portfolios. Each trustee currently serves as trustee of 13 Kemper Funds with [46] fund portfolios.

FUND OFFICERS. Information about the executive officers of the Fund, with their respective dates of birth and terms of office indicated, is set forth below.

Philip J. Collora (11/15/45) vice president of the Fund since 03/02/90, and secretary of the Fund since 03/02/95, is senior vice president and assistant secretary of ZKI.

Jerome L. Duffy (06/29/36), treasurer of Fund since 03/02/90, is senior vice president of ZKI.

Charles R. Manzoni, Jr. (01/23/47), vice president of the Fund since 09/04/96, executive vice president, secretary and general counsel of ZKI; secretary, ZKI Holding Corp.; secretary, ZKI Agency, Inc., and formerly, Partner, Gardner, Carton & Douglas.

John E. Neal (03/09/50), vice president of the Fund since             , is
president of Kemper Funds Group, a unit of ZKI, and director of ZKI, Zurich Kemper Value Advisors, Inc. ("ZKVA") and Zurich Kemper Distributors, Inc. ("ZKDI").

Robert C. Peck, Jr. (10/01/46), vice president of the Fund since             ,
is executive vice president, chief investment officer-fixed income of ZKI and formerly, executive vice president and chief investment officer of an unaffiliated investment management firm.

Stephen B. Timbers (08/08/44), president of the Fund since 03/02/95, is president, chief executive officer, chief investment officer and director of ZKI and director of ZKDI, ZKVA and LTV Corporation. Mr. Timbers is also a trustee of the Fund.

Elizabeth C. Werth (10/01/47), assistant secretary of the Fund since 09/08/94, is vice president and director of state registrations of ZKI.

The officers of the Fund are elected by the Board of the Fund on an annual basis to serve until their successors are elected and qualified. It is anticipated that, after consummation of the Transaction, the Board of the Fund will elect new officers who are expected to include persons currently affiliated with Scudder.

SHAREHOLDINGS

As of             , 1997, none of the trustees, nominees or officers of the Fund
owned beneficially any shares of the Fund. As of             , 1997,
            owned beneficially             shares (     %) of the Fund.

ITEM 2. SELECTION OF INDEPENDENT AUDITORS

A majority of the members of each Board who are not "interested" persons of the Fund has selected Ernst & Young LLP, independent auditors, to audit the books and records of the Fund for the current fiscal year. This firm has served in this capacity for the Fund since the Fund was organized and has no direct or indirect financial interest in the Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of the Fund is being submitted to the shareholders for ratification. A representative of Ernst & Young LLP is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

BOARD RECOMMENDATION

The Board of the Fund recommends that shareholders vote FOR the ratification of the selection of independent auditors.

ITEM 3. NEW INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

Zurich Kemper Investments, Inc. ("ZKI") is the investment adviser and manager for KIBF. ZKI and its indirect parent, Zurich Insurance Company ("Zurich"), entered into a transaction agreement with Scudder, Stevens & Clark, Inc. ("Scudder") whereby Zurich will acquire approximately 70% of Scudder. Upon completion of the Transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI") and ZKI will be integrated into SKI.

As discussed above, consummation of the Transaction would constitute an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's current investment management agreement with ZKI. As required by the 1940 Act, each current investment management agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, a new investment management agreement ("management agreement") between the Fund and SKI is being proposed for approval by shareholders of the Fund. (Depending on the timing of integrating the Scudder and ZKI organizations, the new investment management agreement may initially be between the Fund and ZKI for some period following the Transaction and then be transferred to SKI without further action on the part of shareholders of the Fund. Accordingly, approval of the new agreement with SKI would also include approval of any interim agreement with ZKI following the assignment of the current agreement. SKI or ZKI as party to the new investment management agreement, is sometimes referred to in this proxy statement as the "investment manager.") A copy of the form of the new management agreement is attached hereto as Exhibit A.

BOARD RECOMMENDATION

The Board of the Fund met on July 8, 1997, July 15, 1997, August 18-19, 1997 and September 19-20, 1997 to consider the Transaction and its anticipated effects upon ZKI and the investment management and other services provided to the Funds by ZKI and its affiliates. In addition, the Independent Trustees also met separately with counsel on a number of occasions to discuss the Transaction. On September 20, 1997 the Board of the Fund, including a majority of the trustees who are not parties to such agreement or interested persons of any such party, voted unanimously to approve the new management agreement and to recommend it to shareholders for their approval.

For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Trustees Evaluation" near the end of this
Item 3.

The Board of the Fund recommends that shareholders vote FOR approval of the new management agreement.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENT

The current management agreement provides that the Fund's investment manager acts as investment adviser, manages the Fund's investments, administers the Fund's business affairs, furnishes offices, necessary facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if duly elected to such positions. Under the current management agreement, the Fund agrees to assume and pay the charges and expenses of its operations including, by way of example, the compensation of the trustees other than those affiliated with the investment manager, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, of any registrar of the Fund and of the custodian (including fees for safekeeping of securities), costs of calculating net asset value, all costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.

For services and facilities furnished, the Fund pays an investment management fee as a percentage of average daily assets, payable monthly at the annual rates shown below. Exhibit F shows the management fees paid by the Fund to ZKI for the Fund's most recently completed fiscal year.

              APPLICABLE ASSETS ($000)                  ANNUAL RATE
              ------------------------                  -----------
$0 - $250,000.......................................        .75%
$250,000 - $1,000,000...............................        .72
$1,000,000 - $2,500,000.............................        .70
$2,500,000 - $5,000,000.............................        .68
$5,000,000 - $7,500,000.............................        .65
$7,500,000 - $10,000,000............................        .64
$10,000,000 - $12,500,000...........................        .63
Over $12,500,000....................................        .62

The management agreement provides that the Fund's investment manager will reimburse the Fund should the operating expenses of the Fund, including the investment management fee, but excluding taxes, interest, distribution fees (if any), extraordinary expenses, brokerage commissions or transaction costs and any other property excludable expenses, exceed on an annual basis applicable state expense limitations. Currently, there are no state expense limitations in effect.

The management agreement provides that the Fund's investment manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the management agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Fund's investment manager in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the management agreement.

The management agreement may be terminated without penalty upon sixty (60) days written notice by either party, or by a majority vote of the outstanding shares of the Fund, and automatically terminates in the event of its assignment.

ZKI has acted as investment adviser and manager for the Fund since it commenced public offering of its shares on February 1, 1995. The current management
agreement, dated January 4, 1996, was approved by the Board on             ,
199 , and by shareholders for approval in connection with the Zurich/Kemper merger on September 19, 1995. The current management agreement continues to April 1, 1998.

SUB-ADVISER--ZIML

The Fund uses the investment management services of Zurich Investment Management Limited ("ZIML"), 1 Fleet Place, London, UK, ECM4, 7RQ, an indirect subsidiary of Zurich and an affiliate of ZKI, with respect to investments in foreign securities pursuant to the sub-advisory agreements between ZKI and ZIML described below. The current sub-advisory agreement is dated December 1, 1996,
and will continue, unless replaced or otherwise terminated, until             ,
199 .

As with the investment management agreement, the sub-advisory agreement with ZIML will terminate upon consummation of the Transaction. As discussed below, new sub-advisory agreements are proposed for the Fund. (See "Item 4. New Sub-Advisory Agreement with Zurich Investment Management Limited.") In addition, as described above, it is expected that ownership of ZIML will be transferred to SKI or to a direct or indirect wholly-owned subsidiary of SKI upon consummation of the Transaction.

Under the terms of the sub-advisory agreement for the Fund, ZIML renders investment advisory and management services with regard to that portion of the Fund's portfolio as may be allocated to ZIML by ZKI from time to time for management, including services related to foreign securities, foreign currency transactions and related investments. For its services, ZIML receives from ZKI (not from the Fund) a monthly fee at the annual rate of .30% on the portion of the average daily net assets allocated by ZKI to ZIML for management.

The sub-advisory agreement provides that ZIML will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ZIML in the performance of its duties or from reckless disregard by ZIML of its obligations and duties under the sub-advisory agreement.

The sub-advisory agreement continues in effect from year to year so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders or the Board of Trustees. The sub-advisory agreement may be terminated at any time for the Fund upon 60 days notice by ZKI, ZIML or the Board of Trustees, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon the termination of the Fund's investment management agreement. For the period from December 1, 1996 through December 31, 1996, ZKI paid ZIML sub-adviser fees of $6,000. For prior periods, ZKI paid ZIML for its services to ZKI under a separate arrangement.

NEW INVESTMENT MANAGEMENT AGREEMENT

The new investment management agreement for the Fund is substantially similar to the current investment management agreement. While the form of the agreement is different (i.e., a form generally used by Scudder), there is no material difference in the substance of the obligations of the investment manager under the agreement except that, under a separate agreement with Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, SFAC, rather than the Fund's investment manager, will compute the net asset value for the Fund. SFAC will not charge the Fund for this service and has no current intention to do so; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under the agreement. In addition, the management fee under the new agreement is paid at the end of each month and is computed as 1/12 of the applicable annual rate based upon the average daily net assets for such month; whereas, under the current agreement, the management fee is paid at the end of each month and is computed at the annual rate based upon the average daily net assets. While the annual rates are the same under the current and new agreements, depending upon the level of net assets of any time, the fees paid may differ. Also, the expense limitation has been deleted because there are no longer any state expense limitations in effect.

The new management agreement for the Fund will be dated as of the date of the consummation of the Transaction, which is expected to occur in the fourth quarter of 1997, but in no event later than February 28, 1998. The new management agreement will be for an initial term ending on the same date as would the current management agreement but for the Transaction, and may continue thereafter from year to year if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act, or by the

Board and, in either event, the vote of a majority of the Board members who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

BOARD OF TRUSTEES EVALUATION

On June 27, 1997, the Board of the Fund was informed of the Transaction. Thereafter, the Board was given extensive information about the Transaction and Scudder. The Board met with senior management personnel of Zurich and Scudder and had extended discussions regarding Zurich's and Scudder's plans for ZKI, ZKVA, SKI and the Fund. Throughout the process, the Independent Trustees of the Board had the assistance of legal counsel, who prepared, among other things, an analysis of the Board's fiduciary obligations. The Board met on July 8, 1997, July 15, 1997, August 18-19, 1997 and September 19-20, 1997 to consider the Transaction and its effects on the Funds. The Independent Trustees also met separately with counsel on a number of occasions to discuss the Transaction. As a result of its review and consideration of the Transaction and the proposed new management agreements, at its meeting on September 20, 1997, the Board of the Fund voted unanimously to approve the new management agreement and to recommend it to the shareholders of the Fund for their approval.

In connection with its review, the Board obtained substantial information regarding: the management, financial position and business of Scudder; the history of Scudder's business and operations; the investment performance of the investment companies and private accounts advised by Scudder; the anticipated effect of the Transaction on the Fund and its shareholders; and future plans of Zurich and Scudder with respect to ZKI, SKI and the Fund. The Board also received information regarding the terms of the Transaction and comprehensive financial information, including: employment agreements with senior Scudder executives; incentive stock compensation to be given to key ZKI personnel; and anticipated SKI management and board of directors.

In connection with their deliberations, the Board of the Fund obtained certain assurances from Zurich and Scudder, including the following:

- Zurich and Scudder have provided to the Board such information as is reasonably necessary to evaluate the new management and other agreements.

- Zurich looks upon SKI as the core of Zurich's global asset management strategy. With that focus, Zurich will devote to SKI and its affairs all attention and resources that are necessary to provide for the Fund top quality investment management, shareholder, administrative and product distribution services.

- Scudder looks upon the Kemper Funds as a core part of Scudder's global asset management strategy. With that focus, Scudder will devote to the Kemper Funds and their affairs all attention and resources that are necessary to provide for the Fund top quality investment management, shareholder, administrative and product distribution services.

- The Transaction will not result in any change in any Fund's investment objectives or policies.

- The Transaction is not expected to result in any adverse change in the investment management or operations of the Fund; and neither Zurich nor Scudder plans to make any material change in the manner in which investment advisory services or other services are rendered to the Fund which has the potential to have a material adverse effect upon the Fund.

- Zurich and Scudder are committed to the continuance, without interruption, of services to the Fund of the type and quality currently provided by ZKI and its subsidiaries, or superior thereto.

- Zurich and Scudder plan to maintain or enhance the SKI facilities and organization.

- In order to retain and attract key personnel, Zurich and Scudder intend for SKI to maintain overall compensation policies and practices at market levels or better.

- Zurich and Scudder intend to maintain the distinct brand identity of the Kemper and Scudder Funds and are committed to strengthening and enhancing both brands and the distribution channels for both families of Funds, while maintaining their separate brand identity.

- Scudder has in place a detailed and comprehensive plan of action to effectively deal with the year 2000 issue for all SKI operations. The Kemper Funds will not be transferred from their current systems unless certain conditions are met.

- Zurich and Scudder will promptly advise the Board of decisions materially affecting the SKI organization as they relate to the Fund. Neither this, nor any of the other above commitments, will be altered by Zurich or Scudder without the Board's prior consideration.

Zurich and Scudder assured the Board that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the Transaction, at least 75% of the board members of the investment company must not be "interested persons" of such investment adviser. The composition of the Board of the Fund, currently and as proposed, would be in compliance with this provision of Section 15(f). (See Item 1--"Election of Trustees.") Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the Transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Zurich and Scudder are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the Transaction. Zurich and Scudder have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the Transaction. In furtherance thereof, ZKI has undertaken to pay the costs of preparing and distributing proxy materials to and of holding the meetings of the Fund's shareholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel to the Fund and the Independent Trustees, and Zurich has agreed to indemnify the Fund and the Independent Trustees for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Fund and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

In evaluating each new management agreement, the Board took into account that the fees and expenses payable by the Fund under the new management agreement are the same as under the current management agreement, that the services provided to the Fund are the same (except for services to be provided under a separate Fund Accounting Agreement as described above) and that the other terms are substantially similar. The Board also took into consideration the extent to which portfolio managers and research personnel would continue their functions with SKI. The Board also considered Scudder's representation that the Fund's shareholder service providers and the terms of the shareholder service agreements were not being proposed to be changed. The Board noted that, in previously approving the continuation of the current management agreements, the Board had considered a number of factors, including the nature and quality of services provided by ZKI and ZKVA; investment performance, both of the Fund itself and relative to that of competitive investment companies; investment management fees and expense ratios of the Fund and competitive investment companies; ZKI profitability from managing the Fund; fall-out benefits to ZKI from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of ZKI; and the potential benefits to ZKI and to the Fund and its shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms. The Board also considered that while Scudder is authorized to pay a commission that is higher than the lowest available in order to receive research assistance, Scudder does not negotiate arrangements pursuant to which Scudder receives specific research products or services in exchange for the expectation that Scudder will direct a specified amount of brokerage commissions to particular broker-dealers.

The Board discussed the Transaction with the senior management of ZKI, Scudder and Zurich and among themselves. The Board considered that Zurich is a large, well-established company with substantial resources, and, as noted above, has undertaken to devote such resources to SKI as are necessary to provide the Fund with top quality services. The Board also considered that Scudder is a large, well-established investment advisory firm with a substantial number of highly rated funds.

As a result of their review and consideration of the Transaction and the new management agreements, at its meeting on September 20, 1997, the Board of the Fund voted unanimously to approve the new management agreement and to recommend it to the shareholders of the Fund for their approval.

The Board of the Fund recommends that shareholders vote FOR approval of the new management agreement.

ITEM 4. NEW SUB-ADVISORY AGREEMENT WITH
ZURICH INVESTMENT MANAGEMENT LIMITED

Zurich Investment Management Limited ("ZIML") is the sub-adviser for KIBF. As noted above, the consummation of the Transaction and the ZIML Transaction each would constitute an "assignment," as defined in the 1940 Act, of the Fund's current sub-advisory agreement with ZIML. As required by the 1940 Act, the current sub-advisory agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction and the ZIML Transaction, a new sub-advisory agreement with ZIML is being proposed for approval by the shareholders of the Fund. The new subadvisory agreement with ZIML is on the same terms as the current sub-advisory agreement. A vote in favor of Item 4 will approve both the new sub-advisory agreement with ZIML to be effective at the time of the Transaction as well as the subadvisory agreement with ZIML to be effective at the time of the ZIML

Transaction. A copy of the new sub-advisory agreement is attached hereto as Exhibit B.

A new sub-advisory agreement will be dated as of the date of the consummation of the Transaction or the ZIML Transaction and will be in effect for an initial term ending on the same date as would the current sub-advisory agreement but for the Transaction (or ZIML Transaction), and may continue thereafter from year to year if such continuance is specifically approved at least annually by the vote of a "majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act, or the Board, including, in either event, the vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such a purpose.

BOARD RECOMMENDATION

The Board of the Fund recommends that shareholders vote FOR approval of the new sub-advisory agreement with ZIML.

ITEM 5. CHANGES TO THE FUND'S FUNDAMENTAL
INVESTMENT POLICIES TO PERMIT A MASTER FUND/
FEEDER FUND STRUCTURE

For greater investment flexibility, ZKI has recommended that the Fund make certain changes to its fundamental investment policies to permit the Fund to invest all or substantially all of its investable assets, except to the extent required to remain uninvested to satisfy near-term cash requirements, in an open-end management investment company having the same investment objectives and substantially similar policies and restrictions as the Fund (a "Master Fund"). The proposed fundamental investment policies are set forth in Exhibit C.

The proposed changes to the Fund's fundamental investment policies would permit the Fund to adopt a "Master Fund/Feeder Fund Structure." Rather than investing directly in a portfolio of securities, a Fund would be authorized to pool its assets with other mutual funds for investment in a Master Fund, making it a "Feeder Fund." A purpose of such an arrangement is to achieve operational efficiencies, assuming that the assets of the Master Fund are greater than the assets of any individual Feeder Fund. While the Board has not determined that the Fund should convert to a Master Fund/Feeder Fund Structure at this time, the Board believes it could be in the best interests of the Fund at some future date, and in that case the Board could do so without further approval by shareholders.

If the proposed changes in the investment policies are approved by shareholders of the Fund, the Fund's Board could vote at some time in the future to convert the Fund into a Feeder Fund under which all or substantially all of the investment assets of the Fund would be invested in a Master Fund. The Feeder Fund would transfer its assets to a Master Fund in exchange for an interest in the Master Fund having the same net asset value as the value of the assets transferred. (The ownership interests of the Fund's shareholders will not be altered by this change.)

Under the Fund's Declaration of Trust, the affirmative vote of the shareholders entitled to vote more than fifty percent of the votes entitled to be cast on the matter is required to sell or transfer substantially all of the assets of the Fund. One way to convert a Fund to a Master Fund/ Feeder Fund Structure is through a sale or transfer of assets. Thus, approval to convert the Fund into a Master/Feeder Fund Structure through a sale or transfer of assets requires, under a conservative interpretation of the Fund's Declaration of Trust, the affirmative vote of a majority of the shares of the Fund (or the affected series of the Fund, if applicable). Approval of Item 5 by shareholders is also, therefore, deemed to constitute approval of the Board's discretionary authority to convert the Fund into a Master Fund/Feeder Fund Structure through a sale or transfer of assets.

Any Master Fund in which a Feeder Fund would invest would be required to have the same investment objective and substantially similar policies and restrictions as the Feeder Fund. Accordingly, by investing in a Master Fund, a Feeder Fund would continue to pursue its present investment objectives and policies in substantially the same manner as it does currently, except that it would do so through its investment in the Master Fund rather than through direct investments in the types of securities dictated by its investment objectives and policies. The Master Fund, whose shares could be offered to institutional investors in addition to a Feeder Fund, would invest in the same type of securities in which the Fund would have invested directly, providing substantially the same investment results to the Feeder Fund's shareholders. However, the expense ratios, the yields, and the total returns of other investors in the Master Fund may be different from those of the Feeder Fund due to differences in Feeder Fund expenses.

By investing substantially all of its assets in a Master Fund, a Feeder Fund may be in a position to realize directly or indirectly certain economies of scale, in that a larger investment portfolio resulting from multiple Feeder Funds is expected to achieve a lower ratio of operating expenses to net assets. A Master Fund may be offered to an undetermined number of institutional investors. However, there can be no assurance that any such additional investments in a Master Fund by other Feeder Funds will take place or that economics of scale may be realized.

If a Fund invests substantially all of its assets in a Master Fund, the Fund may no longer require active portfolio management services. In this event, if the shareholders of the Fund approve the proposed policy changes and the Board converts the Fund into a Feeder Fund, then the existing investment management agreement may be terminated or no fee would be charged; in such case, the Fund's Board would likely enter into an administration agreement for the provision of certain administrative services to the Fund, likely including those currently provided under the existing investment management agreement, with compensation at such rates as may be approved by the trustees.

MASTER FUNDS. The investment objective of any Master Fund would be the same as the investment objective of the applicable Feeder Fund that would invest in it. If the Fund's Board votes to convert a Fund into a Feeder Fund, the Fund's assets will no longer be directly invested in the securities of multiple issuers, but rather will be invested in the securities of a single issuer, i.e., the Master Fund, which would be registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). A Master Fund may have a different Board than the Feeder Fund.

A Feeder Fund may withdraw its investment in a Master Fund at any time if the Board determines that it is in the best interest of the shareholders of the Feeder Fund to do so or if the investment policies or restrictions of the Master Fund were changed so that they were inconsistent with the policies and restrictions of the Feeder Fund. Upon any such withdrawal, the Board of the Feeder Fund would consider what action might be taken, including the investment of all the assets of the Feeder Fund in another pooled investment entity having substantially the same investment objective as the Feeder Fund or the retaining of an investment adviser to directly invest the Fund's assets in accordance with its investment objective and policies. If another pooled investment vehicle with substantially the same investment objective could not be found, it might have a significant impact on the investment of shareholders in the Feeder Fund.

Whenever a Feeder Fund is asked to vote on a proposal by the Master Fund, the Feeder Fund will hold a meeting of shareholders if required by applicable law or its policies, and cast its vote with respect to the Master Fund in the same proportion as its shareholders vote on the proposal.

Once its assets are invested in a Master Fund, a Feeder Fund will value its holdings (i.e., shares issued by the Master Fund) at their fair value, which will be based upon the daily net asset value of the Master Fund. The net income of the Feeder Fund will be determined at the same time and on the same days as the net income of the Master Fund is determined, which are the same time and days that the Feeder Fund uses for this purpose.

TAX CONSIDERATIONS. The implementation of the proposed new Master Fund/Feeder Fund structure is not expected to have any adverse tax effects on the Fund or its shareholders.

Each Feeder Fund would be expected to intend to continue to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Feeder Fund must meet certain income, distribution, and diversification requirements. It is expected that any Feeder Fund's investment in a Master Fund will satisfy these requirements. Provided each Feeder Fund meets these requirements and distributes all of its net investment income and realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, the Feeder Fund will not pay any Federal income or excise taxes.

BOARD RECOMMENDATION

As a result of its consideration of the foregoing facts, the Board of the Fund voted unanimously to approve the change in fundamental investment policies to permit a Master/Feeder fund structure conversion at the Board's discretion and to submit them to the shareholders for their approval.

The Board of the Fund recommends that shareholders vote FOR approval of the new fundamental investment policies permitting conversion, at the Board's discretion, into a Master Fund/Feeder Fund structure.

OTHER INFORMATION

ZKI. Zurich Kemper Investments, Inc. ("ZKI"), 222 South Riverside Plaza, Chicago, Illinois 60606, is the investment manager of the Fund and provides the Fund with continuous professional investment supervision. ZKI is one of the largest investment managers in the country and has been engaged in the management of investment funds for more than forty-nine years. ZKI and its affiliates provide investment advice and manage investment portfolios for the Kemper Funds, affiliated insurance companies and other corporate, pension, profit-sharing and individual accounts representing approximately $85 billion under management. ZKI acts as investment manager or principal underwriter for 32 open-end and seven closed-end investment companies, with 86 separate investment portfolios, representing more than 2.5 million shareholder accounts. ZKI is an indirect subsidiary of Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management ("Zurich").

The investment companies to which ZKI and its affiliates render investment management services, and the related management fees, are identified in Exhibit D.

The names, addresses and principal occupations of the principal executive officer and the directors of ZKI are as follows:

       NAME AND ADDRESS                PRINCIPAL OCCUPATION
       ----------------                --------------------
Stephen B. Timbers, Chief         President, Chief Executive
Executive Office and Director     Officer and Chief Investment
222 South Riverside Plaza         Officer, ZKI
Chicago, Illinois 60606
John E. Neal, Director            President, Kemper Funds Group
222 South Riverside Plaza
Chicago, Illinois 60606
William E. Chapman II,            President, Kemper Retirement
Director                          Plans Group
222 South Riverside Plaza
Chicago, Illinois 60606

ZIML. Zurich Investment Management Limited ("ZIML"), 1 Fleet Place, London, U.K. EC4M 7RQ, is an indirect subsidiary of Zurich. The names, addresses and principal occupations of the principal executive officer and the directors of ZIML are as follows:

       NAME AND ADDRESS                PRINCIPAL OCCUPATION
       ----------------                --------------------
           [insert]


TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105 is the Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Zurich Kemper Service Company ("ZKSC"), an affiliate of ZKI, serves as "Shareholder Service Agent," and as such, performs all of IFTC's duties as transfer agent and dividend-paying agent. IFTC receives as transfer agent, and pays to ZKSC, annual account fees of $6 per account plus account set up, transaction, maintenance and out-of-pocket expense reimbursement. For the fiscal year ended December 31, 1996, IFTC remitted shareholder service fees in the amount of $100 to ZKSC as Shareholder Service Agent for the Fund. It is anticipated that ZKSC will continue to provide transfer agent services after consummation of the Transaction.

UNDERWRITER. Pursuant to an underwriting agreement ("underwriting agreement") with the Fund, Zurich Kemper Distributors, Inc. ("ZKDI") is the principal underwriter of the Fund's shares and acts as agent of the

Fund in the sale of its shares. ZKDI bears all its expenses of providing services pursuant to the underwriting agreement. ZKDI provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. ZKDI bears the cost of qualifying and maintaining the qualification of the Fund shares for sale under the securities laws of the various states and the Fund bears the expense of registering its shares with the Securities and Exchange Commission. ZKDI may enter into related agreements with various financial firms, including affiliates of ZKDI, that provide distribution services to investors. ZKDI also may provide some of the distribution services. ZKDI receives no compensation from the Fund as principal underwriter for the Fund and pays all expenses of distribution of the Fund's shares under the underwriting agreement not otherwise paid by dealers or other financial services firms. It is expected that ZKDI will continue to serve as the Fund's Underwriter after consummation of the Transaction.

PORTFOLIO TRANSACTIONS. ZKI and its affiliates furnish investment management services for the Kemper Funds and other clients including affiliated insurance companies. As previously noted, Zurich Investment Management Limited ("ZIML") is the sub-adviser for KIBF and other Kemper Funds as well. ZKI and its affiliates share some common research and trading facilities. (ZKI and ZIML are each referred to as an "Adviser.") At times investment decisions may be made to purchase or sell the same investment securities for the Fund and for one or more of the other clients managed by an Adviser or its affiliates. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each and so that each receives, to the extent practicable, the average price of such transactions.

The Advisers, in effecting purchases and sales of portfolio securities for the account of the Fund, implement the Fund's policy of seeking best execution of orders which includes best net prices, except to the extent that the Advisers may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Advisers and their affiliates. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of the Advisers and their affiliates including clients of affiliated companies. [Since statistical and other research information is only supplementary to research efforts of the Advisers and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses.] In selecting among firms believed to meet the criteria for handling a particular transaction, the Advisers may give consideration to those firms that have sold or are selling shares of the Fund and of other funds managed by the Advisers and their affiliates, as well as to those firms that provide market, statistical and other research information to the Fund and the Advisers and their affiliates, although the Advisers are not authorized to pay higher commissions [or in the case of principal trades, higher prices] to firms that provide such services, except as described below. [Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There are normally no brokerage commissions paid for such purchases. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices.]

The Advisers may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include, among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of the products or services in accordance with the anticipated research and non-research uses, and the cost attributable to non-research use is paid by an Adviser or one of its affiliates in cash. Subject to Section 28(e) of the Securities Exchange Act of 1934 and procedures adopted by the Board, the Fund could pay a firm that provides research services to the Advisers commissions for effecting a securities transaction for the Fund in excess of the amount other firms would have charged for the transaction. A Fund could do this if an Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or the Adviser's overall responsibilities to the Fund and other clients. Not all such research services may be useful or of value in advising the Fund. Research benefits will be available for all clients of the Advisers and their affiliates. In addition, the investment management fee paid by the Fund to ZKI is not reduced because the Adviser receives these research services.

SKI. It is expected that SKI (including ZKI under SKI's ownership) will implement portfolio transaction policies that are substantially similar to those currently used by the Advisers. In addition, to the maximum extent feasible, it is expected that SKI will place orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 ("SIS") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which will in turn place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Fund for this service.

Set forth in Exhibit F are the total brokerage commissions paid by the Fund for its most recently completed fiscal year, as well as the percentage of such amounts that was allocated to broker-dealer firms on the basis of research information.

SCUDDER. Scudder, Stevens & Clark, Inc. ("Scudder"), 345 Park Avenue, New York, New York 10154, is one of America's oldest and largest investment management firms. It manages approximately $125 billion in assets globally, about $50 billion of which are invested in equities and the balance in fixed income and money market investments. Scudder manages approximately $45 billion in a variety of open-end and closed-end funds for nearly two million shareholder accounts. The firm also provides investment services for private and institutional clients, such as trusts, endowments, and corporate employee benefit plans. Scudder manages more than $22 billion internationally in both developed and emerging markets. The firm is one of the world's largest managers of pension fund assets invested overseas.

Scudder manages two families of pure no-load mutual funds. The Scudder Family of Funds (approximately $23 billion) comprises 46 money market, bond and equity mutual funds. The AARP Investment Program from Scudder, a family of 15 funds (approximately $14 billion), is designed to address the needs of the more than 33 million members of the American Association of Retired Persons. The balance of the funds under management (approximately $7 billion) comprises closed-end, offshore, variable life insurance and other kinds of funds.

The investment companies to which Scudder renders investment management services, and the related fees, are identified in Exhibit E.

The names, addresses and principal occupations of the principal executive officer and the directors of Scudder are as follows:

          NAME AND ADDRESS                     PRINCIPAL OCCUPATION
          ----------------                     --------------------
Daniel Pierce, Director                  Chairman of the Board and
Two International Place                  Managing Director, Scudder
Boston, Massachusetts 02110
Edmond D. Villani, Chief Executive       President, Chief Executive
Officer and Director                     Officer and Managing Director,
345 Park Avenue                          Scudder
New York, New York 10154
Stephen R. Beckwith, Director            Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Lynn S. Birdsong, Director               Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Nicholas Bratt, Director                 Managing Director, Scudder
345 Park Avenue
New York, New York 10154
E. Michael Brown, Director               Managing Director, Scudder
Two International Place
Boston, Massachusetts 02110
Mark S. Casady, Director                 Managing Director, Scudder
Two International Place
Boston, Massachusetts 02110
Linda C. Coughlin, Director              Managing Director, Scudder
Two International Place
Boston, Massachusetts 02110
Margaret D. Hadzima, Director            Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Jerard K. Hartman, Director              Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Richard A. Holt, Director                Managing Director, Scudder
Two Prudential Plaza
180 North Stetson, Suite 5400
Chicago, Illinois 60601

          NAME AND ADDRESS                     PRINCIPAL OCCUPATION
          ----------------                     --------------------
John T. Packard, Director                Managing Director, Scudder
101 California Street
San Francisco, California 94111

Kathryn L. Quirk, Director               Managing Director, Scudder
345 Park Avenue
New York, New York 10154

Cornelia M. Small, Director              Managing Director, Scudder
345 Park Avenue
New York, New York 10154

Stephen A. Wohler, Director              Managing Director, Scudder
Two International Place
Boston, Massachusetts 02110

After consummation of the Transaction, it is anticipated that the principal executive officer and directors of SKI will be as follows:

          NAME AND ADDRESS                     PRINCIPAL OCCUPATION
          ----------------                     --------------------
Lynn Birdsong, Director                  Senior Executive Officer --
345 Park Avenue                          International Operations, SKI
New York, New York 10154

Lawrence Cheng, Director                 Member of Corporate Executive
Mythenquai 2                             Board and Chief Investment
8002 Zurich, Switzerland                 Officer for Investments and
                                         International Asset Management,
                                         Zurich

Steven Gluckstern, Director              Member of Corporate Executive
Mythenquai 2                             Board and responsible for
8002 Zurich, Switzerland                 Reinsurance, Structured Finance,
                                         Capital Market Products and
                                         Strategic Investments, Zurich

Rolf Hueppi, Director                    Chairman and Chief Executive
Mythenquai 2                             Officer, Zurich; Chairman of
8002 Zurich, Switzerland                 Board of Directors, SKI

Markus Rohrbasser, Director              Chief Financial Officer and
Mythenquai 2                             Member of Corporate Executive
8002 Zurich, Switzerland                 Board, Zurich

Cornelia Small, Director                 Senior Executive Officer --
345 Park Avenue                          Investment Management, SKI
New York, New York 10154

          NAME AND ADDRESS                     PRINCIPAL OCCUPATION
          ----------------                     --------------------
Edmond Villani, Director                 Chief Executive Officer, SKI
345 Park Avenue
New York, New York 10154

MISCELLANEOUS

GENERAL

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by ZKI, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of ZKI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, ZKI has retained First Data Corp. to solicit proxies on behalf of the Fund's Board and the boards of the other Kemper Funds, the fee for which will be borne by ZKI. A COPY OF YOUR FUND'S ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE FUND, 222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-621-1048.

PROPOSALS OF SHAREHOLDERS

As a Massachusetts business trust, the Fund is not required to hold annual shareholder meetings, but it will hold special meetings as required or deemed desirable. Since the Fund does not hold regular meetings of shareholders, the anticipated date of the next special shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Fund no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

VOTING, QUORUM

Each share of the Fund is entitled to one vote on each matter submitted to a vote of the shareholders at the Meeting; no shares have cumulative voting rights.

Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR the election of the persons who have been nominated as trustees and FOR Items 2, 3, 4 and 5. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

Item 1 (election of trustees) requires a plurality vote of the shares of the Fund. This means that the eight nominees receiving the largest number of votes will be elected. Item 2 (ratification of selection of independent auditors) requires the affirmative vote of a majority of the shares voting on the matter.
Item 3 (approval of new investment management agreement) and Item 4 (approval of new sub-advisory agreement with ZIML) require the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Item 5 (approval of change in fundamental investment policies to permit Master Fund/Feeder Fund structure) requires the affirmative vote of more than 50% of the shares of the Fund. If an Item is not approved, the Board would consider appropriate action.

The Declaration of Trust of the Fund provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares of the Fund constitutes a quorum. Thus, the meeting could not take place on its scheduled date if less than 30% of the shares of the Fund were represented. If, by the time scheduled for the meeting, a quorum of shareholders of the Fund is not present or if a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the meeting for the Fund to permit further soliciting of proxies from its shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present (in person or represented by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the Fund's shareholders.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. On Item 1, abstentions and broker non-votes will have no effect; the eight nominees receiving the largest number of votes will be elected. On Item 2, abstentions and broker non-votes will not be counted as "votes cast" and will have no effect on the result of the vote. On Items 3, 4 and 5, abstentions and broker non-votes will be considered to be both present at the Meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the Items.

The Board of Trustees of the Fund recommends an affirmative vote on all items.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees
Philip J. Collora
Secretary

                                 EXHIBIT INDEX

Form of Investment Management Agreement.............     Exhibit A
Form of Sub-Advisory Agreement with Zurich
  Investment Management Limited.....................     Exhibit B
Proposed Fundamental Investment Policies............     Exhibit C
Kemper Funds and Management Fees....................     Exhibit D
Investment Objectives and Advisory Fees for Funds
  Advised by Scudder, Stevens & Clark, Inc..........     Exhibit E
Fees and Expenses...................................     Exhibit F

                                                                       EXHIBIT A

                                    FORM OF
                        INVESTMENT MANAGEMENT AGREEMENT

                         KEMPER INTERNATIONAL BOND FUND
                           222 SOUTH RIVERSIDE PLAZA
                            CHICAGO, ILLINOIS 60606

                                                                            ,199

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154

                        INVESTMENT MANAGEMENT AGREEMENT

Ladies and Gentlemen:

Kemper International Bond Fund (the "Trust") has been established as a Massachusetts business Trust to engage in the business of an investment company. Pursuant to the Trust's Declaration of Trust, as amended from time-to-time (the "Declaration"), the Board of Trustees is authorized to issue the Trust's shares
of beneficial interest, par value $     per share, (the "Shares") in separate
series, or funds. The Board of Trustees has authorized an initial series (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.

The Trust, on behalf of the Fund, has selected you to act as the investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust on behalf of the Fund agrees with you as follows:

1. DELIVERY OF DOCUMENTS. The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Trust's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the Fund:

(a) The Declaration dated             , 19  , as amended to date.

(b) By-Laws of the Trust as in effect on the date hereof (the "By-Laws").

(c) Resolutions of the Trustees of the Trust and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

(d) Establishment and Designation of Series of Shares of Beneficial Interest
dated             , 19  relating to the Fund.

The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

2. PORTFOLIO MANAGEMENT SERVICES. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Trust. You shall also make available to the Trust promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

You shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

3. ADMINISTRATIVE SERVICES. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Fund necessary for operating as an open end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trust's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

4. ALLOCATION OF CHARGES AND EXPENSES. Except as otherwise specifically provided in this section 4, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 3 hereof.

You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 4. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent for which the Trust is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 4, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and employees of the Trust who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; and costs of shareholders' and other meetings.

You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

5. MANAGEMENT FEE. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3, and 4 hereof, the Trust on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of (a) 1/12 of .75 of 1 percent of the average daily net assets as defined below of the Fund for such month; provided that, for any calendar month during which the average of such values exceeds $250,000,000, the fee payable for that month based on the portion of the average of such values in excess of $250,000,000 shall be 1/12 of .72 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $1 billion, the fee payable for that month based on the portion of the average of such values in excess of $1 billion shall be 1/12 of .70 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds

$2.5 billion, the fee payable for that month based on the portion of the average of such values in excess of $2.5 billion shall be 1/12 of .68 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $5 billion, the fee payable for that month based on the portion of the average of such values in excess of $5 billion shall be 1/12 of
 .65 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $7.5 billion, the fee payable for that month based on the portion of the average of such values in excess of $7.5 billion shall be 1/12 of .64 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $10 billion, the fee payable for that month based on the portion of the average of such values in excess of $10 billion shall be 1/12 of .63 of 1 percent of such portion; and provided that, for any calendar month during which the average of such values exceeds $12.5 billion, the fee payable for that month based on the portion of the average of such values in excess of $12.5 billion shall be 1/12 of .62 of 1 percent of such portion; over any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 5, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 5.

You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

6. AVOIDANCE OF INCONSISTENT POSITION; SERVICES NOT EXCLUSIVE. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust. Whenever the Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

7. LIMITATION OF LIABILITY OF MANAGER. As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.

8. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall remain in
force until               , 19  , and continue in force from year to year
thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.

This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

9. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

10. LIMITATION OF LIABILITY FOR CLAIMS. [Not applicable for KVF.] The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "[Name of Trust]" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of the Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

11. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This

Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

In interpreting the provisions of this Agreement, the definitions contained in
Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Fund.

If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                              Yours very truly,

                              KEMPER INTERNATIONAL BOND FUND

                              By:
                                 --------------------------------
                                  President

The foregoing Agreement is hereby accepted as of the date hereof.

                              SCUDDER KEMPER INVESTMENTS, INC.

                              By:
                                 --------------------------------
                                  President

                                                                       EXHIBIT B

                         FORM OF SUB-ADVISORY AGREEMENT
                   WITH ZURICH INVESTMENT MANAGEMENT LIMITED

AGREEMENT made this   day of           , 199  , by and between SCUDDER KEMPER
INVESTMENTS, INC., a Delaware corporation (the "Adviser") and ZURICH INVESTMENT MANAGEMENT LIMITED, an English corporation (the "Sub-Adviser").

WHEREAS, Kemper International Bond Fund, a Massachusetts business trust (the "Fund") is a management investment company registered under the Investment Company Act of 1940;

WHEREAS, the Fund has retained the Adviser to render to it investment advisory and management services with regard to the Fund's sole series (the "initial series") pursuant to an Investment Management Agreement (the "Management Agreement"); and

WHEREAS, the Adviser desires at this time to retain the Sub-Adviser to render investment advisory and management services with respect to that portion of the portfolio of the Fund's initial series allocated to the Sub-Adviser by the Adviser for management, including services related to foreign securities, foreign currency transactions and related investments, and the Sub-Adviser is willing to render such services;

NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the initial series of the Fund allocated by the Adviser in its sole discretion to the Sub-Adviser for management, including services related to foreign securities, foreign currency transactions and related investments, in accordance with the applicable investment objectives, policies and limitations and subject to the supervision of the Adviser and the Board of Trustees of the Fund for the period and upon the terms herein set forth, and to place orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by the Sub-Adviser; and, in connection therewith, the Sub-Adviser is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to the deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed to seek for the Fund best execution of orders. Subject to such policies as the Board of Trustees of the Fund determines and subject to satisfying the requirements of Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Adviser recognizes that all research services and research that the Sub-Adviser receives are available for all clients of the Sub-Adviser, and that the Fund and other clients of the Sub-Adviser may benefit thereby. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust and By-Laws of the Fund as may from time to time be in force.

The Sub-Adviser accepts such employment and agrees during such period to render such investment management services, to furnish related office facilities and equipment and clerical, bookkeeping and administrative services for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser. It is understood and agreed that the Sub-Adviser, by separate agreements with the Fund, may also serve the Fund in other capacities.

The Sub-Adviser will keep the Fund and the Adviser informed of developments materially affecting the Fund and shall, on the Sub-Adviser's own initiative and as reasonably requested by the Adviser or the Fund, furnish to the Fund and the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose.

The Sub-Adviser agrees that, in the performance of the duties required of it by this Agreement, it will comply with the Investment Advisers Act of 1940 and the Investment Company Act of 1940, and all rules and regulations thereunder, and all applicable laws and regulations and with any applicable procedures adopted by the Fund's Board of Trustees and identified in writing to the Sub-Adviser.

The Sub-Adviser shall provide the Adviser with such investment portfolio accounting and shall maintain and provide such detailed records and reports as the Adviser may from time to time reasonably request, includ-ing without limitation, daily processing of investment transactions and cash positions, periodic valuations of investment portfolio positions as required by the Adviser, monthly reports of the investment portfolio and all investment transactions and the preparation of such reports and compilation of such data as may be required by the Adviser to comply with the obligations imposed upon it under Management Agreement.

The Sub-Adviser shall provide adequate security with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including any means for the effecting of securities transactions.

The Sub-Adviser agrees that it will make available to the Adviser and the Fund promptly upon their request copies of all of its investment records and ledgers with respect to the Fund to assist the Adviser and the Fund in monitoring compliance with the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as well as other applicable laws. The Sub-Adviser will furnish the Fund's Board of Trustees such periodic and special reports with respect to the Fund's portfolio as the Adviser or the Board of Trustees may reasonably request.

In compliance with the requirements of Rule 31a-3 under the Investment Company Act of 1940, the Sub-Adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any such records upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act of 1940 any records with respect to the Sub-Adviser's duties hereunder required to be maintained by Rule 31a-1 under such Act to the extent that the Sub-Adviser prepares and maintains such records pursuant to this Agreement and to preserve the records required by Rule 204-2 under the Investment Advisers Act of 1940 for the period specified in that Rule.

The Sub-Adviser agrees that it will immediately notify the Adviser and the Fund in the event that the Sub-Adviser: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the United States Securities and Exchange Commission, the Investment Management Regulatory Organization ("IMRO") or other regulatory authority.

The Sub-Adviser represents that it is an investment adviser registered under the Investment Advisers Act of 1940 and other applicable laws and it is regulated by IMRO and will treat the Fund as a Non-Private Customer as defined by IMRO. The Sub-Adviser agrees to maintain the completeness and accuracy of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Sub-Adviser acknowledges that it is an "investment adviser" to the Fund within the meaning of the Investment Company Act of 1940 and the Investment Advisers Act of 1940.

The Sub-Adviser shall be responsible for maintaining an appropriate compliance program to ensure that the services provided by it under this Agreement are performed in a manner consistent with applicable laws and the terms of this Agreement. Furthermore, the Sub-Adviser shall maintain and enforce a Code of Ethics that is in form and substance satisfactory to the Adviser. Sub-Adviser agrees to provide such reports and certifications regarding its compliance program as the Adviser or the Fund shall reasonably request from time to time.

2. In the event that there are, from time to time, one or more additional series of the Fund with respect to which the Adviser desires to retain the Sub-Adviser to render investment advisory and management services hereunder, the Adviser shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing whereupon such additional series shall become subject to this Agreement.

3. For the services and facilities described in Section 1, the Adviser will pay to the Sub-Adviser, at the end of each calendar month, a sub-advisory fee computed at an annual rate of .30% of that portion of the average daily net assets of the initial series of the Fund that is allocated by the Adviser to the Sub-Adviser for management.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

4. The services of the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

5. The Sub-Adviser shall arrange, if desired by the Fund, for officers or employees of the Sub-Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

6. The net asset value for each series of the Fund subject to this Agreement shall be calculated as the Board of Trustees of the Fund may determine from time to time in accordance with the provisions of the Investment Company Act of 1940. On each day when net asset value is not calculated, the net asset value of a series shall be deemed to be the net asset value of such series as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

7. Subject to applicable statutes and regulations, it is understood that certain trustees, officers or agents of the Fund are or may be interested in the Sub-Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Sub-Adviser may be interested in the Fund otherwise than as a trustee, officer or agent.

8. The Sub-Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

9. This Agreement shall become effective with respect to the initial series of
the Fund on the date hereof and shall remain in full force until               ,
199 , unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each such series, but only as long as such continuance is specifically approved for each series at least annually in the manner required by the Investment Company Act of 1940 and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a series, the Sub-Adviser may continue to serve in such capacity for such series in the manner and to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Management Agreement and may be terminated at any time with respect to any series subject to this Agreement without the payment of any penalty by the Adviser or by the Sub-Adviser on sixty
(60) days written notice to the other party. The Fund may effect termination with respect to any such series without payment of any penalty by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of such series on sixty (60) days written notice to the Adviser and the Sub-Adviser.

This Agreement may be terminated with respect to any series at any time without the payment of any penalty by the Board of Trustees of the Fund, by vote of a majority of the outstanding voting securities of such series or by the Adviser in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.

The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 3 earned prior to such termination.

10. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

11. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

12. This Agreement shall be construed in accordance with applicable federal law and the laws of the Commonwealth of Massachusetts.

13. This Agreement is the entire contract between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof.

IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

                              SCUDDER KEMPER INVESTMENTS, INC.

                              By:

                              --------------------------------------------------

                              Title:

                              --------------------------------------------------

                              ZURICH INVESTMENT MANAGEMENT
                              LIMITED

                              By:

                              --------------------------------------------------

                              Title:

                              --------------------------------------------------

                                                                       EXHIBIT C

                    PROPOSED FUNDAMENTAL INVESTMENT POLICIES

The following policies are proposed to be changed with respect to the Fund. The proposed additions are underlined.

The Fund may not:

KIBF:

"Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer except that, with respect to 50% of the Fund's total assets, the Fund may invest up to 25% of its total assets in securities of any one issuer, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment objective and substantially similar investment policies as the Fund."

"Purchase more than 10% of any class of voting securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund."

"Purchase securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar policies as the Fund."

"Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund."

                                                                       EXHIBIT D

                        KEMPER FUNDS AND MANAGEMENT FEES

                                                                       EXHIBIT E

                    INVESTMENT OBJECTIVES AND ADVISORY FEES
              FOR FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
MONEY MARKET
 Scudder U.S. Treasury     Safety, liquidity, and  0.500% of           $  398,597,054
   Money Fund              stability of capital    net assets+
                           and, consistent
                           therewith, current
                           income.
 Scudder Cash Investment   Stability of capital    0.500% to           $1,430,623,516
   Trust                   while maintaining       $250 million
                           liquidity of capital    0.450% next
                           and providing current   $250 million
                           income from money       0.400% next
                           market securities.      $500 million
                                                   0.350%
                                                   thereafter+
 Scudder Money Market      High level of current   0.250% of           $  384,509,425**
   Series                  income consistent with  net assets
                           preservation of
                           capital and liquidity
                           by investing in a
                           broad range of
                           short-term money
                           market instruments.
 Scudder Government Money  High level of current   0.250% of           $   36,794,563**
   Market Series           income consistent with  net assets
                           preservation of
                           capital and liquidity
                           by investing
                           exclusively in
                           obligations issued or
                           guaranteed by the U.S.
                           Government or its
                           agencies or
                           instrumentalities and
                           in certain repurchase
                           agreements.
TAX FREE MONEY MARKET
 Scudder Tax Free Money    Income exempt from      0.500% to           $  220,245,241
   Fund                    regular federal income  $500 million
                           taxes and stability of  0.480%
                           principal through       thereafter+
                           investments in
                           municipal securities.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
** Program assets as of 7/31/97.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           High level of current   0.250% of           $   79,695,218**
 Scudder Tax Free Money    income, consistent      net assets
   Market Series           with preservation of
                           capital and liquidity,
                           exempt from federal
                           income tax by
                           investing primarily in
                           high quality municipal
                           obligations.
 Scudder California Tax    Stability of capital    0.500% of           $   68,695,680
   Free Money Fund         and the maintenance of  net assets+
                           a constant net asset
                           value of $1.00 per
                           share while providing
                           California tax payers
                           income exempt from
                           both California state
                           personal and regular
                           federal income tax
                           through investment in
                           high quality, short-
                           term tax-exempt
                           California municipal
                           securities.
 Scudder New York Tax      Stability of capital    0.500% of           $   59,538,652
   Free Money Fund         and income exempt from  net assets+
                           New York state and New
                           York City personal
                           income taxes and
                           regular federal income
                           tax through investment
                           in high quality,
                           short-term municipal
                           securities in New
                           York.
TAX FREE
 Scudder Limited Term Tax  High level of income    0.600% of           $  123,660,431
   Free Fund               exempt from regular     net assets+
                           federal income tax
                           consistent with a high
                           degree of principal
                           stability.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
** Program asset as of 7/31/97.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           High level of income    0.600% to           $  650,504,081
 Scudder Medium Term Tax   exempt from regular     $500 million
   Free Fund               federal income tax and  0.500% thereafter
                           limited principal
                           fluctuation through
                           investment primarily
                           in high grade
                           intermediate term
                           municipal securities.
 Scudder Managed           Income exempt from      0.550% to           $  737,422,861
   Municipal Bonds         regular federal income  $200 million
                           tax primarily through   0.500% next
                           investments in high-    $500 million
                           grade long-term         0.475% thereafter
                           municipal securities.
 Scudder High Yield Tax    High level of income,   0.650% to           $  293,101,021
   Free Fund               exempt from regular     $300 million
                           federal income tax,     0.600% thereafter
                           from an actively
                           managed portfolio
                           consisting primarily
                           of investment grade
                           municipal securities.
 Scudder California Tax    Income exempt from      0.625% to           $  288,576,041
   Free Fund               both California state   $200 million
                           personal income tax     0.600% thereafter
                           and regular federal
                           income tax primarily
                           through investment
                           grade municipal
                           securities.
 Scudder Massachusetts     A high level of income  0.600% of           $   65,505,088
   Limited Term Tax Free   exempt from both        net assets+
   Fund                    Massachusetts personal
                           income tax and regular
                           federal income tax as
                           is consistent with a
                           high degree of price
                           stability.
 Scudder Massachusetts     A high level of income  0.600% of           $  329,842,169
   Tax Free Fund           exempt from both        net assets
                           Massachusetts personal
                           income tax and regular
                           federal income tax
                           through investment
                           primarily in long-term
                           investment-grade
                           municipal securities
                           in Massachusetts.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Income exempt from New  0.625% to           $  180,647,157
 Scudder New York Tax      York state and New      $200 million
   Free Fund               York City personal      0.600% thereafter
                           income taxes and
                           regular federal income
                           tax through investment
                           primarily in long-term
                           investment-grade
                           municipal securities
                           in New York.
 Scudder Ohio Tax Free     Income exempt from      0.600% of           $   84,109,009
   Fund                    Ohio personal income    net assets+
                           tax and regular
                           federal income tax
                           through investment
                           primarily in
                           investment-grade
                           municipal securities
                           in Ohio.
 Scudder Pennsylvania Tax  Income exempt from      0.600% of           $   74,177,997
   Free Fund               Pennsylvania personal   net assets+
                           income tax and regular
                           federal income tax
                           through investment
                           primarily in
                           investment-grade
                           municipal securities
                           in Pennsylvania.
U.S. INCOME
 Scudder Short Term Bond   High level of income    0.600% to           $1,468,170,885
   Fund                    consistent with a high  $500 million
                           degree of principal     0.500% next
                           stability through       $500 million
                           investments primarily   0.450% next
                           in high quality         $500 million
                           short-term bonds.       0.400% next
                                                   $500 million
                                                   0.375% next
                                                   $1 billion
                                                   0.350% thereafter
 Scudder Zero Coupon 2000  High investment         0.600% of           $   25,440,414
   Fund                    returns over a          net assets+
                           selected period as is
                           consistent with
                           investment in U.S.
                           Government securities
                           and the minimization
                           of reinvestment risk.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           High current income     0.650% to           $  383,008,164
 Scudder GNMA Fund         and safety of           $200 million
                           principal primarily     0.600% next
                           from investment in      $300 million
                           U.S. Government         0.550% thereafter
                           guaranteed
                           mortgage-backed GNMA
                           securities.
 Scudder Income Fund       A high level of         0.650% to           $  578,519,502
                           income, consistent      $200 million
                           with the prudent        0.600% next
                           investment of capital,  $300 million
                           through a flexible      0.550% thereafter
                           investment program
                           emphasizing high-grade
                           bonds.
 Scudder High Yield Bond   A high level of         0.700% of           $   73,523,094
   Fund                    current income and      net assets
                           capital appreciation
                           through investment
                           primarily in below
                           investment-grade
                           domestic debt
                           securities.
GLOBAL INCOME
 Scudder Global Bond Fund  Total return with an    0.750% to           $  217,403,907
                           emphasis on current     $1 billion
                           income by investing     0.700%
                           primarily in            thereafter+
                           high-grade bonds
                           denominated in foreign
                           currencies and the
                           U.S. dollar.
 Scudder International     Income primarily by     0.850% to           $  235,993,183
   Bond Fund               investing in            $1 billion
                           high-grade              0.800% thereafter
                           international bonds
                           and protection and
                           possible enhancement
                           of principal value by
                           actively managing
                           currency, bond market
                           and maturity exposure
                           and by security
                           selection.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           High current income     1.000% of           $  304,607,984
 Scudder Emerging Markets  and, secondarily,       net assets
   Income Fund             long-term capital
                           appreciation by
                           investing primarily in
                           high-yielding debt
                           securities issued in
                           emerging markets.
ASSET ALLOCATION
 Scudder Pathway           Current income and,     There will be no    $   13,928,759***
   Conservative Portfolio  secondarily, long-term  fee as the Manager
                           growth of capital by    will receive a fee
                           investing               from the
                           substantially in        underlying funds.
                           Scudder bond mutual
                           funds, but will have
                           some exposure to
                           Scudder equity mutual
                           funds.
 Scudder Pathway Balanced  Balance of growth and   There will be no    $  167,721,722***
   Portfolio               income by investing in  fee as the Manager
                           a mix of Scudder money  will receive a fee
                           market, bond and        from the
                           equity mutual funds.    underlying funds.
 Scudder Pathway Growth    Long-term growth of     There will be no    $   42,234,535***
   Portfolio               capital by investing    fee as the Manager
                           predominantly in        will receive a fee
                           Scudder equity mutual   from the
                           funds designed to       underlying funds.
                           provide long-term
                           growth.
 Scudder Pathway           Maximize total return   There will be no    $    8,983,598***
   International           by investing in a       fee as the Manager
   Portfolio               select mix of           will receive a fee
                           established             from the
                           international and       underlying funds.
                           global Scudder Funds.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
U.S. GROWTH AND INCOME
 Scudder Balanced Fund     A balance of growth     0.700% of           $  109,541,542
                           and income from a       net assets+
                           diversified portfolio
                           of equity and fixed
                           income securities and
                           long-term preservation
                           of capital through a
                           quality oriented
                           investment approach
                           designed to reduce
                           risk.
 Scudder Growth and        Long-term growth of     0.600% to           $4,186,481,205
   Income Fund             capital, current        $500 million
                           income and growth of    0.550% next
                           income primarily from   $500 million
                           common stocks,          0.500% next
                           preferred stocks and    $500 million
                           securities convertible  0.475% next
                           into common stocks.     $500 million
                                                   0.450% next
                                                   $1 billion
                                                   0.425% next
                                                   $1.5 billion
                                                   0.405% thereafter
U.S. GROWTH
 Scudder Large Company     Maximize long-term      0.750% to           $1,651,459,797
   Value Fund (formerly    capital appreciation    $500 million
   Scudder Capital Growth  through a value driven  0.650% next
   Fund)                   investment program      $500 million
                           emphasizing common      0.600% next
                           stocks and preferred    $500 million
                           stocks.                 0.550% thereafter
 Scudder Value Fund        Long-term growth of     0.700% of           $   88,874,292
                           capital through         net assets
                           investment in
                           undervalued equity
                           securities.
 Scudder Small Company     Long-term growth of     0.750% of           $   41,187,186
   Value Fund              capital by investing    net assets+
                           primarily in
                           undervalued equity
                           securities of small
                           U.S. companies.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Long-term growth of     0.750% of           $   72,048,339***
 Scudder Micro Cap Fund    capital by investing    net assets+
                           primarily in a
                           diversified portfolio
                           of U.S. micro-cap
                           common stocks.
 Scudder Classic Growth    Long-term growth of     0.700% of           $   33,867,066
   Fund                    capital while keeping   net assets+
                           the value of its
                           shares more stable
                           than other growth
                           mutual funds.
 Scudder Large Company     Long-term growth of     0.700% of           $  221,253,633
   Growth Fund (formerly   capital through         net assets
   Scudder Quality Growth  investment primarily
   Fund)                   in the equity
                           securities of
                           seasoned, financially
                           strong U.S. growth
                           companies.
 Scudder Development Fund  Long-term growth of     1.000% to           $  861,564,138
                           capital by investing    $500 million
                           primarily in equity     0.950% next
                           securities of emerging  $500 million
                           growth companies.       0.900% thereafter
 Scudder 21st Century      Long-term growth of     1.000% of           $   20,942,531***
   Growth Fund             capital by investing    net assets+
                           primarily in the
                           securities of emerging
                           growth companies
                           poised to be leaders
                           in the 21st century.
GLOBAL GROWTH
 Scudder Global Fund       Long-term growth of     1.000% to           $1,604,465,769
                           capital through         $500 million
                           investment in a         0.950% next
                           diversified portfolio   $500 million
                           of marketable foreign   0.900% thereafter
                           and domestic
                           securities, primarily
                           equity securities.
 Institutional             Long-term growth of     0.900% of           $   17,897,508
   International Equity    capital primarily       net assets+
   Portfolio               through a diversified
                           portfolio of
                           marketable foreign
                           equity securities.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Long-term growth of     1.000% of           $   25,631,898***
 Scudder International     capital and current     net assets+
   Growth and Income Fund  income primarily from
                           foreign equity
                           securities
 Scudder International     Long-term growth of     0.900% to           $2,583,030,686
   Fund                    capital primarily       $500 million
                           through a diversified   0.850% next
                           portfolio of            $500 million
                           marketable foreign      0.800% next
                           equity securities.      $1 billion
                                                   0.750% next
                                                   $1 billion
                                                   0.700% thereafter
 Scudder Global Discovery  Above-average capital   1.100% of           $  350,829,980
   Fund                    appreciation over the   net assets
                           long-term by investing
                           primarily in the
                           equity securities of
                           small companies
                           located throughout the
                           world.
 Scudder Emerging Markets  Long-term growth of     1.25% of            $   75,793,693
   Growth Fund             capital primarily       net assets+
                           through equity
                           investments in
                           emerging markets
                           around the globe.
 Scudder Gold Fund         Maximum return          1.000% of           $  163,932,814
                           consistent with         net assets
                           investing in a
                           portfolio of gold-
                           related equity
                           securities and gold.
 Scudder Greater Europe    Long-term growth of     1.000% of           $  120,300,058
   Growth Fund             capital through         net assets
                           investment primarily
                           in the equity
                           securities of European
                           companies.
 Scudder Pacific           Long-term growth of     1.100% of           $  329,391,540
   Opportunities Fund      capital primarily       net assets
                           through investment in
                           the equity securities
                           of Pacific Basin
                           companies, excluding
                           Japan.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Long-term capital       Effective 9/11/97:  $  621,914,690
 Scudder Latin America     appreciation through    1.250% to
   Fund                    investment primarily    $1 billion
                           in the securities of    1.150% thereafter
                           Latin American
                           issuers.
 The Japan Fund, Inc.      Long-term capital       0.850% to           $  385,963,962
                           appreciation through    $100 million
                           investment primarily    0.750% next
                           in equity securities    $200 million
                           of Japanese companies.  0.700% next
                                                   $300 million
                                                   0.650% thereafter
CLOSED-END FUNDS
 The Argentina Fund, Inc.  Long-term capital       Adviser:            $  117,596,046
                           appreciation through    Effective 11/1/97:
                           investment primarily    1.100% of
                           in equity securities    net assets
                           of Argentine issuers.   Sub-Adviser:
                                                   Paid by Adviser.
                                                   0.160% of
                                                   net assets
 The Brazil Fund, Inc.     Long-term capital       1.200% to           $  417,981,869
                           appreciation through    $150 million
                           investment primarily    1.050% next
                           in equity securities    $150 million
                           of Brazilian issuers.   1.000% thereafter
                                                   Effective
                                                   10/29/97:
                                                   1.200% to
                                                   $150 million
                                                   1.050% next
                                                   $150 million
                                                   1.000% next
                                                   $200 million
                                                   0.900% thereafter
                                                   Administrator:
                                                   Receives an annual
                                                   fee of $50,000
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Long-term capital       Advisor:            $  661,690,073
 The Korea Fund, Inc.      appreciation through    1.150% to
                           investment primarily    $50 million
                           in equity securities    1.100% next
                           of Korean companies.    $50 million
                                                   1.000% next
                                                   $250 million
                                                   0.950% next
                                                   $400 million
                                                   0.900% thereafter
                                                   Sub-Adviser -
                                                   Daewoo:
                                                   Paid by Adviser.
                                                   0.2875% to
                                                   $50 million
                                                   0.275% next
                                                   $50 million
                                                   0.250% next
                                                   $250 million
                                                   0.2375% next
                                                   $400 million
                                                   0.225% thereafter
 The Latin America Dollar  High level of current   1.200% of           $   94,748,606
   Income Fund, Inc.       income and,             net assets
                           secondarily, capital
                           appreciation through
                           investment principally
                           in dollar-denominated
                           Latin American debt
                           instruments.
 Montgomery Street Income  High level of current   0.500% to           $  198,465,822
   Securities, Inc.        income consistent with  $150 million
                           prudent investment      0.450% next
                           risks through a         $50 million
                           diversified portfolio   0.400% thereafter
                           primarily of debt
                           securities.
 Scudder New Asia Fund,    Long-term capital       1.250% to           $  133,363,686
   Inc.                    appreciation through    $75 million
                           investment primarily    1.150% next
                           in equity securities    $125 million
                           of Asian companies.     1.100% thereafter
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Long-term capital       1.250% to           $  266,418,730
 Scudder New Europe Fund,  appreciation through    $75 million
   Inc.                    investment primarily    1.150% next
                           in equity securities    $125 million
                           of companies traded on  1.100% thereafter
                           smaller or emerging
                           European markets and
                           companies that are
                           viewed as likely to
                           benefit from changes
                           and developments
                           throughout Europe.
 Scudder Spain and         Long-term capital       Adviser:            $   75,127,194
   Portugal Fund, Inc.     appreciation through    1.000% of
                           investment primarily    net assets
                           in equity securities    Administrator:
                           of Spanish &            0.200% of
                           Portuguese issuers.     net assets
 Scudder World Income      High income and,        1.200% of           $   54,488,637
   Opportunities Fund,     consistent therewith,   net assets
   Inc.                    capital appreciation.
INSURANCE PRODUCTS
 Balanced Portfolio        Balance of growth and   0.475% of           $   88,342,837
                           income consistent with  net assets
                           long-term preservation
                           of capital through a
                           diversified portfolio
                           of equity and fixed
                           income securities.
 Bond Portfolio            High level of income    0.475% of           $   65,769,421
                           consistent with a high  net assets
                           quality portfolio of
                           debt securities.
 Capital Growth Portfolio  Long-term capital       0.475% to           $  440,481,308
                           growth from a           $500 million
                           portfolio consisting    0.450% thereafter
                           primarily of equity
                           securities.
 Global Discovery          Above-average capital   0.975% of           $   16,757,264
   Portfolio               appreciation over the   net assets+
                           long-term by investing
                           primarily in the
                           equity securities of
                           small companies
                           located throughout the
                           world.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Long-term growth of     0.475% of           $   91,091,547
 Growth and Income         capital, current        net assets
   Portfolio               income and growth of
                           income.
 International Portfolio   Long-term growth of     0.875% to           $  726,038,527
                           capital primarily       $500 million
                           through diversified     0.775% thereafter
                           holdings of marketable
                           foreign equity
                           investments.
 Money Market Portfolio    Stability of capital    0.370% of           $   97,785,626
                           and current income      net assets
                           from a portfolio of
                           money market
                           instruments.
AARP FUNDS
 AARP High Quality Money   Current income and      0.350% to           $  412,126,193
   Fund                    liquidity, consistent   $2 billion
                           with maintaining        0.330% next
                           stability and safety    $2 billion
                           of principal, through   0.300% next
                           investment in high      $2 billion
                           quality securities.     0.280% next
                                                   $2 billion
                                                   0.260% next
                                                   $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240% thereafter
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.100% of
                                                   net assets
 AARP Balanced Stock and   Long-term growth of     0.350% to           $  403,179,939
   Bond Fund               capital and income,     $2 billion
                           consistent with a       0.330% next
                           stable share price,     $2 billion
                           through investment in   0.300% next
                           a combination of        $2 billion
                           stocks, bonds and cash  0.280% next
                           reserves.               $2 billion
                                                   0.260% next
                                                   $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240% thereafter
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.190% of
                                                   net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Long-term capital       0.350% to           $  826,136,713
 AARP Capital Growth Fund  growth, consistent      $2 billion
                           with a share price      0.330% next
                           more stable than other  $2 billion
                           capital growth funds,   0.300% next
                           through investment      $2 billion
                           primarily in common     0.280% next
                           stocks and securities   $2 billion
                           convertible into        0.260% next
                           common stocks.          $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240% thereafter
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.320% of
                                                   net assets
 AARP Global Growth Fund   Long-term growth of     0.350% to           $   77,651,978
                           capital, consistent     $2 billion
                           with a share price      0.330% next
                           more stable than other  $2 billion
                           global equity funds,    0.300% next
                           through investment      $2 billion
                           primarily in a          0.280% next
                           diversified portfolio   $2 billion
                           of equity securities    0.260% next
                           of corporations         $3 billion
                           worldwide.              0.250% next
                                                   $3 billion
                                                   0.240%
                                                   thereafter+
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.550% of
                                                   net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Long-term growth of     0.350% to           $4,218,983,398
 AARP Growth and Income    capital and income,     $2 billion
   Fund                    consistent with a       0.330% next
                           stable share price,     $2 billion
                           through investment      0.300% next
                           primarily in common     $2 billion
                           stocks and securities   0.280% next
                           convertible into        $2 billion
                           common stocks.          0.260% next
                                                   $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240% thereafter
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.190% of
                                                   net assets
 AARP International Stock  Long-term growth of     0.350% to           $   12,699,109***
   Fund                    capital, consistent     $2 billion
                           with a share price      0.330% next
                           more stable than other  $2 billion
                           international equity    0.300% next
                           funds, through          $2 billion
                           investment primarily    0.280% next
                           in a diversified        $2 billion
                           portfolio of foreign    0.260% next
                           equity securities.      $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240%
                                                   thereafter+
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.600% of
                                                   net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Long-term growth of     0.350% to           $   25,425,137***
 AARP Small Company Stock  capital, consistent     $2 billion
   Fund                    with a share price      0.330% next
                           more stable than other  $2 billion
                           small company stock     0.300% next
                           funds, through          $2 billion
                           investment primarily    0.280% next
                           in stocks of small      $2 billion
                           U.S. companies.         0.260% next
                                                   $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240%
                                                   thereafter+
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.550% of
                                                   net assets
 AARP U.S. Stock Index     Long-term capital       0.350% to           $   23,917,674***
   Fund                    growth and income,      $2 billion
                           consistent with         0.330% next
                           greater share price     $2 billion
                           stability than a S&P    0.300% next
                           500 index fund, by      $2 billion
                           taking an indexing      0.280% next
                           approach to investing   $2 billion
                           in common stocks,       0.260% next
                           emphasizing higher      $3 billion
                           dividend stocks while   0.250% next
                           maintaining investment  $3 billion
                           characteristics         0.240%
                           otherwise similar to    thereafter+
                           the S&P 500 index.      INDIVIDUAL FUND
                                                   FEE
                                                   0.000% of
                                                   net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           High level of current   0.350% to           $   34,951,973***
 AARP Bond Fund for        income, consistent      $2 billion
   Income                  with greater share      0.330% next
                           price stability than a  $2 billion
                           long term bond,         0.300% next
                           through investment      $2 billion
                           primarily in            0.280% next
                           investment-grade debt   $2 billion
                           securities.             0.260% next
                                                   $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240%
                                                   thereafter+
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.280% of
                                                   net assets
 AARP GNMA and U.S.        High level of current   0.350% to           $4,904,439,844
   Treasury Fund           income, consistent      $2 billion
                           with greater share      0.330% next
                           price stability than a  $2 billion
                           long-term bond,         0.300% next
                           through investment      $2 billion
                           principally in U.S.     0.280% next
                           Government-guaranteed   $2 billion
                           GNMA securities and     0.260% next
                           U.S. Treasury           $3 billion
                           obligations.            0.250% next
                                                   $3 billion
                                                   0.240% thereafter
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.120% of
                                                   net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           High level of income,   0.350% to           $  511,905,166
 AARP High Quality Bond    consistent with         $2 billion
   Fund                    greater share price     0.330% next
                           stability than a        $2 billion
                           long-term bond,         0.300% next
                           through investment      $2 billion
                           primarily in a          0.280% next
                           portfolio of high       $2 billion
                           quality securities      0.260% next
                                                   $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240% thereafter
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.190% of
                                                   net assets
 AARP Diversified Growth   Long-term growth of     There will be no    $   36,411,938***
   Portfolio               capital through         fee as the manager
                           investment primarily    will receive a fee
                           in AARP stock mutual    from the
                           funds.                  underlying funds.
 AARP Diversified Income   Current income with     There will be no    $   34,230,023***
   Portfolio               modest long-term        fee as the manager
                           appreciation through    will receive a fee
                           investment primarily    from the
                           in AARP bond mutual     underlying funds.
                           funds.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Current income free     0.350% to           $  111,264,728
 AARP High Quality Tax     from federal income     $2 billion
   Free Money Fund         taxes and liquidity,    0.330% next
                           consistent with         $2 billion
                           maintaining stability   0.300% next
                           and safety of           $2 billion
                           principal, through      0.280% next
                           investment in           $2 billion
                           high-quality municipal  0.260% next
                           securities.             $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240% thereafter
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.100% of
                                                   net assets
 AARP Insured Tax Free     High level of income    0.350% to           $1,755,412,222
   General Bond Fund       free from federal       $2 billion
                           income taxes,           0.330% next
                           consistent with         $2 billion
                           greater share price     0.300% next
                           stability than a long-  $2 billion
                           term municipal bond,    0.280% next
                           through investment      $2 billion
                           primarily in municipal  0.260% next
                           securities covered by   $3 billion
                           insurance.              0.250% next
                                                   $3 billion
                                                   0.240% thereafter
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.190% of
                                                   net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

                                                                       EXHIBIT F

                               FEES AND EXPENSES

                                                           KIBF
                                                           ----
Fiscal Year End....................................      12/31/96
Management Fees Paid to ZKI........................       $94,000
Effective Management Fee Rate......................
Shareholder Service Fees Paid by IFTC to ZKSC......          $100
Brokerage Commissions Paid by Fund.................             0
Percent of Brokerage Commissions Paid by...........             0%
Fund Allocated on Basis of Research................

Thank you
Thank you

                                           for mailing your proxy card promptly!

================================================================================

                               WE APPRECIATE YOUR
                             CONTINUING SUPPORT AND
                            LOOK FORWARD TO SERVING
                         YOUR FUTURE INVESTMENT NEEDS.

================================================================================

KEMPER INTERNATIONAL
BOND FUND

(LOGO)Printed on recycled paper

[KEMPER FUNDS LOGO]
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY 11735

KEMPER INTERNATIONAL BOND FUND

FOR THE SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 3, 1997

                              The signers of this proxy hereby appoint Arthur
                              R. Gottschalk and Stephen B. Timbers and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the Special Meeting of Shareholders to be held December 3, 1997, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting.
                              If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]
--------------------------------------------------------------------------------
KEMPER INTERNATIONAL BOND FUND

                             PLEASE VOTE PROMPTLY!

     Your vote is needed!  Please vote below and sign in the space provided.

THE PROXY IS SOLICITED BY THE BOARD OF THE FUND WHICH RECOMMENDS A VOTE "FOR" ALL ITEMS.

1.  To elect the following as trustees:                         For     Withhold     For All
                                                                All       All        Except
                                                                / /       / /         / /

    01) James B. Akins, 02) Arthur R. Gottschalk, 03) Frederick T. Kelsey,
    04) Daniel Pierce, 05) Fred B. Renwick, 06) John B. Tingleff, 07) Edmond D. Villani,
    08) John G. Weithers


    -----------------------------------------------------------------------------------------
    To withhold authority to vote on any individual nominee(s), please print the number(s)
    on the line above.

2.  To ratify the selection of Ernst & Young LLP
    as independent auditors for the                              For      Against     Abstain
    current fiscal year.                                         / /       / /         / /

3.  To approve a new investment management
    agreement with Scudder Kemper Investments,
    Inc. ("SKI") (or with Zurich Kemper
    Investments, Inc. transferable to SKI).                      For      Against     Abstain
                                                                 / /       / /         / /

4.  To approve a new sub-advisory agreement
    with Zurich Investment Management Limited                    For       Against    Abstain
    (including approval of a subseqent assignment).              / /       / /         / /

5.  To approve changes in the Fund's fundamental
    investment policies to permit a master/feeder                For      Against     Abstain
    fund structure.                                             / /       / /         / /


THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" ALL ITEMS.

        Signature(s) (All registered owners of accounts shown above must sign.
If signing for a corporation, estate or trust, please indicate your capacity or title.)


-------------------------------------  ----------      ----------------------------------------  ----------
 Signature [PLEASE SIGN WITHIN BOX]       Date                 Signature (Joint Owners)             Date

-------------------------------------------------------------------------------